As filed with the Securities and Exchange Commission on December 6, 2000

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 6, 2000

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(888) 279-3457
(Registrant's telephone number, including area code)

ITEM 5.	OTHER EVENTS.

On December 6, 2000, Bank of America Corporation (the "Registrant") issued a press release containing forward-looking statements relating to the quarter ending December 31, 2000 and to 2001. The press release entitled "Bank of America Provides Earnings Guidance For Fourth Quarter and 2001" dated December 6, 2000 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

        The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated December 6, 2000 entitled "Bank of America Provides Earnings Guidance for Fourth Quarter and 2001"

99.2	Scripts prepared for use by Kenneth D. Lewis, President and Chief Operating Officer, and James H. Hance, Jr., Vice Chairman and Chief Financial Officer, for Goldman Sachs Banking and Financial Services Conference, New York City, on December 6, 2000 (the "Scripts")

ITEM 9.	REGULATION FD DISCLOSURE.

On December 6, 2000, the Registrant participated in a simultaneous investor conference and webcast to discuss broad strategic goals and the contents of the press release. Scripts and the corresponding Slide Package prepared for use by Kenneth D. Lewis and James H. Hance, Jr. at this presentation are furnished herewith as Exhibits 99.2 and 99.3, respectively, and incorporated by reference in Item 9. All information in the Scripts and Slide Package is presented as of December 6, 2000, and the Registrant does not assume any obligation to update said information in the future.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Marc D. Oken
Marc D. Oken
Executive Vice President and Principal Financial Executive

Dated: December 6, 2000

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated December 6, 2000 entitled "Bank of America Provides Earnings Guidance for Fourth Quarter and 2001"

99.2	Scripts prepared for use by Kenneth D. Lewis, President and Chief Operating Officer, and James H. Hance, Jr., Vice Chairman and Chief Financial Officer, for Goldman Sachs Banking and Financial Services Conference, New York City, on December 6, 2000 (the "Scripts")

99.3	Slide Package prepared for use with the Scripts